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                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned, being Officers and Directors of Clayton Williams Energy, Inc. (the "Company"), a Delaware corporation, do hereby constitute and appoint Clayton W. Williams, Jr. and L. Paul Latham, or either of them, with full power of substitution, our true and lawful attorneys and agents, to do any and all acts and things in our names in the capacities indicated which Clayton W. Williams, Jr. and L. Paul Latham, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Company's Annual Report on Form 10-K for the year ended December 31, 1996, including specifically, but not limited to, the power and authority to sign such Form 10-K for us, or any of us, in our names in the capacities indicated, and any and all amendments thereto; and we do hereby ratify and confirm all that Clayton W. Williams, Jr. and L. Paul Latham, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this thirteenth day of March, 1997.


/s/ Clayton W. Williams, Jr.                   /s/ William P. Clements, Jr.
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CLAYTON W. WILLIAMS, JR.                       WILLIAM P. CLEMENTS, JR.
President, Chairman of the Board               Director
Chief Executive Officer and a Director


/s/ L. Paul Latham                             /s/  Robert L. Parker
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L. PAUL LATHAM                                 ROBERT L. PARKER
Executive Vice President, Chief                Director
Operating Officer and a Director


/s/ Mel G. Riggs                               /s/ Stanley S. Beard
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MEL G. RIGGS                                   STANLEY S. BEARD
Senior Vice President-Finance,                 Director
Secretary, Treasurer and Chief
Financial Officer